Related-party transactions	6 Months Ended
Jun. 30, 2023
Related party transactions [abstract]
Related-party transactions
5.18 Related-party transactions
In the six months ended June 30, 2023, there have been no changes to related parties.
Rendering of services
Transactions with related parties are carried out on arm’s length terms. During the six months ended June 30, 2023, there were no material additional compensations paid to the Supervisory Board members or material services rendered to the related parties Groupe Grimaud La Corbière SAS and Bpifrance.
Services provided by Valneva to Groupe Grimaud La Corbière SAS, a significant shareholder of Valneva, are considered related party transactions and consist of services within a collaboration and research license agreement and of the provision of premises and equipment and sale of patents and cells, according to which Valneva transferred in the six months ended June 30, 2022 certain assets (patent and cell lines) to Vital Meat SAS for a consideration of €1.0 million.
From June 2022 onward, French sovereign fund Bpifrance qualifies as a related party, as Bpifrance is a shareholder of Valneva with significant influence through membership on the Company's Supervisory Board. A financing of receivables from the French Tax Authorities relating to the Research Tax Credit 2021, previously domiciled and assigned to Bpifrance, amounting to 80% of the amount of the assigned receivables, was granted in November 2022 until July 31, 2023. The amount borrowed is €1.4 million.
Key management compensation
In the six months ended June 30,2023, the aggregate compensation of the members of the Company’s Management Board amounted to €1.5 million (June 30, 2022: €1.2 million) and represents mostly salaries and other short-term benefits.